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                                                                      EXHIBIT 32

          CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL
             OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Martin H. Singer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of PCTEL, Inc. on Form 10-K for the fiscal year ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of PCTEL, Inc. A signed original of this written statement required by Section 906 has been provided to PCTEL, Inc. and will be retained by PCTEL, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

                                        By:    /s/ Martin H. Singer
                                             -----------------------------------
DATE: March 16, 2006                    NAME:  MARTIN H. SINGER
                                        Title: Chief Executive Officer




I, John Schoen, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of PCTEL, Inc. on Form 10-K for the fiscal year ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of PCTEL, Inc. A signed original of this written statement required by Section 906 has been provided to PCTEL, Inc. and will be retained by PCTEL, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

                                        By:    /s/ John Schoen
                                             -----------------------------------
DATE: March 16, 2006                    NAME:  JOHN SCHOEN
                                        Title: Chief Financial Officer